Exhibit 10.1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 63

to

Purchase Agreement No. 1951

(the Agreement)

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737 Aircraft

This Supplemental Agreement No. 63, entered into as of May 26, 2015, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996, as amended and supplemented, (the Purchase Agreement) relating to the purchase and sale of Boeing model 737 aircraft (the Aircraft). This Supplemental Agreement No. 63 is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to add the following *** aircraft *** to the Purchase Agreement as model 737-*** aircraft:

Delivery Month	Serial Number
***	***

WHEREAS, Boeing and Customer agree to incorporate performance guarantees for the above *** model 737-*** Aircraft within *** days of execution of this Supplemental Agreement No. 63; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-63”).

1.2 The attached page T-3-8 (identified by “SA-63”) is added to Table 1 of the Purchase Agreement.

P.A. 1951	SA 63	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 63 to

Purchase Agreement No. 1951

1.3 The cover page of “Exhibit A-2.4”, Aircraft Configuration, is deleted in its entirety and replaced with the attached cover page for “Exhibit A-2.4”, Aircraft Configuration, (identified by “SA-63”).

1.4 The attached “Exhibit A-2.5”, Aircraft Configuration, (identified by “SA-63”) is added to the Purchase Agreement.

1.5 Letter agreement 6-1162-GOC-131R12, Special Matters, is deleted in its entirety and replaced with the attached letter agreement 6-1162-GOC-131R13, Special Matters, (identified by “SA-63”).

1.6 Letter agreement CAL-PA-1951-LA-1209037, ***, is deleted in its entirety and replaced with the attached letter agreement CAL-PA-1951-LA-1209037R1, ***, (identified by “SA-63”).

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Patrick McKelvey	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

P.A. 1951	SA 63	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

		Page Number	SA Number

ARTICLES
1.	Subject Matter of Sale	1-1	SA-39

2.	Delivery, Title and Risk of Loss	2-1

3.	Price of Aircraft	3-1	SA-39

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-39

8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA-39

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1	SA-39

15.	Miscellaneous	15-1

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

		Page Number	SA Number
TABLES
1.	Aircraft Deliveries and Descriptions - 737-500	T-1	SA-3

	Aircraft Deliveries and Descriptions - 737-700	T-2	SA-57

	Aircraft Deliveries and Descriptions - 737-800	T-3	SA-55

	Aircraft Deliveries and Descriptions - 737-600	T-4	SA-4

	Aircraft Deliveries and Descriptions - 737-900	T-5	SA-39

	Aircraft Deliveries and Descriptions - 737-900ER	T-6	SA-62

EXHIBITS
A-1	Aircraft Configuration - Model 737-724 (Aircraft delivering through July 2004)	SA-26

A-1.1	Aircraft Configuration - Model 737-724 (Aircraft delivering on or after August 2004)	SA-46

A-2	Aircraft Configuration - Model 737-824 (Aircraft delivering through July 2004)	SA-26

A-2.1	Aircraft Configuration - Model 737-824 (Aircraft delivering August 2004 through December 2007)	SA-41

A-2.2	Aircraft Configuration - Model 737-824 (Aircraft delivering January 2008 through July 2008)	SA-45

A-2.3	Aircraft Configuration - Model 737-824 (Aircraft scheduled to deliver between August 2008 and October 2010)	SA-50

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SA Number
EXHIBITS (continued)
A-2.4	Aircraft Configuration - Model 737-824 (Aircraft scheduled to deliver between November 2010 and ***)	SA-63

A-2.5	Aircraft Configuration - Model 737-824 (Aircraft scheduled to deliver in or after ***)	SA-63

A-3	Aircraft Configuration - Model 737-624	SA-1

A-4	Aircraft Configuration - Model 737-524	SA-3

A-5	Aircraft Configuration - Model 737-924 (Aircraft delivering through July 2004)	SA-26

A-6	Aircraft Configuration - Model 737-924ER (Aircraft delivering January 2008 through December 2008)	SA-45

A-6.1	Aircraft Configuration - Model 737-924ER (Aircraft delivering during or after January 2009 and before December 2010)	SA-53

A-6.2	Aircraft Configuration - Model 737-924ER (Aircraft delivering during or after January 2011)	SA-53

B	Product Assurance Document	SA-1

C	Customer Support Document - Code Two - Major Model Differences	SA-1

C1	Customer Support Document - Code Three - Minor Model Differences	SA-39

D	Aircraft Price Adjustments - New Generation Aircraft (1995 Base Price - Aircraft delivering through July 2004)	SA-1

D1	Airframe and Engine Price Adjustments - Current Generation Aircraft	SA-1

D2	Aircraft Price Adjustments - New Generation Aircraft (1997 Base Price - Aircraft delivering through July 2004)	SA-5

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SA Number
EXHIBITS (continued)

D3	Aircraft Price Adjustments - New Generation Aircraft (July 2003 Base Price - Aircraft delivering through December 2007)	SA-41

D4	Escalation Adjustment - Airframe and Optional Features (Aircraft delivering in or after January 2008)	SA-41

E	Buyer Furnished Equipment Provisions Document	SA-39

F	Defined Terms Document	SA-5

LETTER AGREEMENTS
1951-1	Not Used

1951-2R4	Seller Purchased Equipment	SA-39

1951-3R22	Option Aircraft-Model 737-824 Aircraft	SA-38

1951-4R1	Waiver of Aircraft Demonstration	SA-1

1951-5R3	Promotional Support - New Generation Aircraft	SA-48

1951-6	Configuration Matters

1951-7R1	Spares Initial Provisioning	SA-1

1951-8R2	Escalation Sharing - New Generation Aircraft	SA-4

1951-9R20	Option Aircraft-Model 737-724 Aircraft	SA-58

Attachment A

	Attachment B	SA-62

1951-11R1	Escalation Sharing-Current Generation Aircraft	SA-4

1951-12R7	Option Aircraft - Model 737-924 Aircraft	SA 32

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SA Number

LETTER AGREEMENTS (continued)
1951-13	Configuration Matters - Model 737-924	SA-5

1951-14	Installation of Cabin Systems Equipment 737-924	SA-22

1951-15	Configuration Matters - Model 737-924ER	SA-39

SA Number
RESTRICTED LETTER AGREEMENTS
6-1162-MMF-295	Performance Guarantees - Model 737-724 Aircraft

6-1162-MMF-296	Performance Guarantees - Model 737-824 Aircraft

6-1162-MMF-308R4	Disclosure of Confidential Information	SA-39

6-1162-MMF-309R1	***	SA-1

6-1162-MMF-311R8	*** for Model 737 Aircraft	SA-59

6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA-1

6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1	Performance Guarantees - Model 737-524 Aircraft	SA-3

6-1162-GOC-015R1	***	SA-31

6-1162-GOC-131R13	Special Matters	SA-63

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SA Number
RESTRICTED LETTER AGREEMENTS (continued)
6-1162-DMH-365	Performance Guarantees - Model 737-924 Aircraft	SA-5

6-1162-DMH-624	*** Aircraft and Option Aircraft Model 737 Aircraft	SA-8

6-1162-DMH-680	Delivery Delay Resolution Program	SA-9

6-1162-DMH-1020	***	SA-14

6-1162-DMH-1035	Acceleration of Aircraft	SA-15

6-1162-DMH-1054	***	SA-16

6-1162-CHL-048	Rescheduled Aircraft Agreement	SA-26

6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA-30

6-1162-MSA-768	Performance Guarantees - Model 737-924ER Aircraft (Aircraft delivering prior to May 2012)	SA-57

6-1162-SEE-0361	Performance Guarantees - Model 737-924ER Aircraft (Aircraft delivering May 2012 and on)	SA-57

6-1162-SEE-133	Model 737-924ER ***	SA-46

6-1162-SEE-0176R4	Record Option Proposals	SA-48

6-1162-SEE-0187	Passenger Service Unit Resolution	SA-50

6-1162-SEE-0225R1	Use of Aircraft - *** and Abuse Takeoff Testing	SA-50

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SA Number

RESTRICTED LETTER AGREEMENTS (continued)
6-1162-SEE-0263	Use of Aircraft - 737NG Performance Improvement Package Testing	SA-50

6-1162-RCN-1888	Use of Aircraft - Boeing 747-800 and 787 Flight Test Training	SA-53

6-1162-RCN-1890	Use of Aircraft for Testing	SA-57

6-1162-SEE-0326	Model 737 - Koito Seat Resolution	SA-56

CAL-PA-1951-LA-1208066	Aircraft Performance Guarantees - Model 737-924ER Aircraft (delivering July 2013 and on)	SA-59

CAL-PA-1951-LA-1209037R1	***	SA-63

CAL-PA-1951-LA-1209110	Privileged and Confidential Matters	SA-59

CAL-PA-1951-LA-1210098	Aircraft Acceleration from October 2012 to September 2012	SA-60

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	October 10, 1996

Supplemental Agreement No. 2	March 5, 1997

Supplemental Agreement No. 3	July 17, 1997

Supplemental Agreement No. 4	October 10, 1997

Supplemental Agreement No. 5	May 21, 1998

Supplemental Agreement No. 6	July 30, 1998

Supplemental Agreement No. 7	November 12, 1998

Supplemental Agreement No. 8	December 7, 1998

Supplemental Agreement No. 9	February 18, 1999

Supplemental Agreement No. 10	March 19, 1999

Supplemental Agreement No. 11	May 14, 1999

Supplemental Agreement No. 12	July 2, 1999

Supplemental Agreement No. 13	October 13, 1999

Supplemental Agreement No. 14	December 13, 1999

Supplemental Agreement No. 15	January 13, 2000

Supplemental Agreement No. 16	March 17, 2000

Supplemental Agreement No. 17	May 16, 2000

Supplemental Agreement No. 18	September 11, 2000

Supplemental Agreement No. 19	October 31, 2000

Supplemental Agreement No. 20	December 21, 2000

Supplemental Agreement No. 21	March 30, 2001

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 22	May 23, 2001

Supplemental Agreement No. 23	June 29, 2001

Supplemental Agreement No. 24	August 31, 2001

Supplemental Agreement No. 25	December 31, 2001

Supplemental Agreement No. 26	March 29, 2002

Supplemental Agreement No. 27	November 6, 2002

Supplemental Agreement No. 28	April 1, 2003

Supplemental Agreement No. 29	August 19, 2003

Supplemental Agreement No. 30	November 4, 2003

Supplemental Agreement No. 31	August 20, 2004

Supplemental Agreement No. 32	December 29, 2004

Supplemental Agreement No. 33	December 29, 2004

Supplemental Agreement No. 34	June 22, 2005

Supplemental Agreement No. 35	June 30, 2005

Supplemental Agreement No. 36	July 21, 2005

Supplemental Agreement No. 37	March 30, 2006

Supplemental Agreement No. 38	June 6, 2006

Supplemental Agreement No. 39	August 3, 2006

Supplemental Agreement No. 40	December 5, 2006

Supplemental Agreement No. 41	June 1, 2007

Supplemental Agreement No. 42	June 13, 2007

Supplemental Agreement No. 43	July 18, 2007

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 44	December 7, 2007

Supplemental Agreement No. 45	February 20, 2008

Supplemental Agreement No. 46	June 25, 2008

Supplemental Agreement No. 47	October 30, 2008

Supplemental Agreement No. 48	January 29, 2009

Supplemental Agreement No. 49	May 1, 2009

Supplemental Agreement No. 50	July 23, 2009

Supplemental Agreement No. 51	August 5, 2009

Supplemental Agreement No. 52	August 31, 2009

Supplemental Agreement No. 53	December 23, 2009

Supplemental Agreement No. 54	March 1, 2010

Supplemental Agreement No. 55	March 31, 2010

Supplemental Agreement No. 56	August 12, 2010

Supplemental Agreement No. 57	March 2, 2011

Supplemental Agreement No. 58	January 6, 2012

Supplemental Agreement No. 59	July 12, 2012

Supplemental Agreement No. 60	October 7, 2012

Supplemental Agreement No. 61	September 11, 2013

Supplemental Agreement No. 62	January 14, 2015

Supplemental Agreement No. 63	May 26, 2015

P.A. 1951	SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 1951

Aircraft Delivery and Descriptions

Model 737-800 Aircraft

Airframe Model/MTOW:	737-800	*** pounds	Detail Specification:		***
Engine Model/Thrust:	CFM56-7B***	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

					*** ***	*** ***	*** ***	*** ***
***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***

Total:	4

73844	Page T-3-8	SA-63 Page 1
Boeing Proprietary

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A-2.4 to Purchase Agreement Number 1951

(737-800 Aircraft scheduled to deliver between November 2010 and ***)

PA 1951	A-2.4-1
SA 63

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A-2.5 to Purchase Agreement Number 1951

(737-800 Aircraft scheduled to deliver in or after ***)

PA-1951	A-2.5	SA-63

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A-2.5

737-800 AIRCRAFT CONFIGURATION

Dated May     , 2015

relating to

BOEING MODEL 737-800 AIRCRAFT

The Detail Specification is Boeing document number ***, Revision ***, expected to be released on or before ***. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing detail specification ***, Revision ***, dated ***, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

PA-1951	A-2.5	SA-63

BOEING/UNITED AIRLINES, INC. PROPRIETARY

CR	Title	*** $ Price Per A/C (*** 737-800)	*** $ Price Per A/C (follow-on)

***	***	***	***
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PA-1951	A-2.5	SA-63

BOEING/UNITED AIRLINES, INC. PROPRIETARY

CR	Title	*** $ Price Per A/C (*** 737-800)	*** $ Price Per A/C (follow-on)

***	***	***	***
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PA-1951	A-2.5	SA-63

BOEING/UNITED AIRLINES, INC. PROPRIETARY

CR	Title	*** $ Price Per A/C (*** 737-800)	*** $ Price Per A/C (follow-on)

***	***	***	***
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PA-1951	A-2.5	SA-63

BOEING/UNITED AIRLINES, INC. PROPRIETARY

CR	Title	*** $ Price Per A/C (*** 737-800)	*** $ Price Per A/C (follow-on)

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PA-1951	A-2.5	SA-63

BOEING/UNITED AIRLINES, INC. PROPRIETARY

CR	Title	*** $ Price Per A/C (*** 737-800)	*** $ Price Per A/C (follow-on)

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PA-1951	A-2.5	SA-63

BOEING/UNITED AIRLINES, INC. PROPRIETARY

CR	Title	*** $ Price Per A/C (*** 737-800)	*** $ Price Per A/C (follow-on)

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
OPTIONS:***	TOTAL:	***	***

PA-1951	A-2.5	SA-63

BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-GOC-131R13

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:        Letter Agreement No. 6-1162-GOC-131R13 to Purchase

   Agreement No. 1951 - Special Matters

Ladies and Gentlemen:

This letter agreement 6-1162-GOC-131R13 (Letter Agreement) amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety letter agreement 6-1162-GOC-131R12.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.      ***.

1.1 Model 737-724 Aircraft. In consideration of Buyer’s purchase of Model 737-724 Aircraft, Boeing *** at the time of delivery of each such Aircraft *** in an *** (the 737-724 ***). The 737-724 *** is subject to the *** as *** the *** at *** of delivery. The 737-724 *** is *** of ***, the 737-724 *** and the 737-724 ***.

The 737-724 *** shall be *** to an *** and *** the 737-724 *** to the Aircraft *** the 737-724 *** (as defined below). Such 737-724 *** may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery of the applicable Aircraft.

The 737-724 *** shall be *** to the 737-724 *** the *** of the 737-724 ***. The 737-724 *** may be used by *** for the *** from *** of *** delivered any time after the *** of such 737-724 *** where Boeing (or an wholly owned subsidiary) *** a *** of *** to Buyer. The 737-724 *** shall be *** for the first four 737-724 Aircraft and *** for all of the *** 737-724 Aircraft, provided that such *** with respect to any Aircraft may be *** or *** to any *** to the Aircraft *** upon *** of *** at least *** days prior to delivery of such Aircraft.

P.A. No. 1951		SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

United Airlines, Inc.

6-1162-GOC-131R13 Page 2

Each 737-724 *** shall be *** by Boeing, ***, until *** the *** of a new Boeing aircraft. If any 737-724 *** has not been *** the *** of a New Boeing Aircraft on or prior to ***, such *** will be *** to a ***. The *** for *** will be *** as *** per each ***, or portion thereof, of each *** 737-724 ***. The *** for *** will be *** as *** per each ***, or portion thereof, of each *** 737-724 ***. The *** of the *** may be changed by mutual agreement by Boeing and Buyer.

Boeing will not *** for Buyer’s *** to *** a 737-724 *** for any reason, including but not limited to any ***, whether *** or not.

1.2 Model 737-824 Aircraft. In consideration of Buyer’s purchase of Model 737-824 Aircraft, Boeing *** at the time of delivery of each such Aircraft *** in an *** (the 737-824 ***). The 737-824 *** is subject to the *** as *** the Aircraft price at *** of delivery. The 737-824 *** is *** of ***, the 737-824 *** and the 737-824 ***.

The 737-824 *** shall be *** to an *** and *** the 737-824 *** to the Aircraft *** the 737-824 *** (as defined below). Such 737-824 *** may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery of the applicable Aircraft.

The 737-824 *** shall be *** to the 737-824 *** the *** of the 737-824 ***. The 737-824 *** may be used by *** for the *** from *** of *** delivered any time after the *** of such 737-824 *** where Boeing (or an wholly owned subsidiary) *** a *** of *** to Buyer. The 737-824 *** shall be ***, provided that such *** with respect to any Aircraft may be *** or *** to any *** to the Aircraft *** upon *** of *** at least *** days prior to delivery of such Aircraft.

Each 737-824 *** shall be *** by Boeing, ***, until *** the *** of a new Boeing *** has not been *** the *** of a New Boeing Aircraft on or prior to ***, such *** will be *** to a ***. The *** for *** will be *** as *** per each ***, or portion thereof, of each *** 737-824 ***. The *** for *** will be calculated as *** per each ***, or portion thereof, of each *** 737-824 ***. The *** of the *** may be changed by mutual agreement by Boeing and Buyer.

Boeing will not *** for Buyer’s *** to *** a 737-824 *** for any reason, including but not limited to any ***, whether *** or not.

1.3 Model 737-624 Aircraft. In consideration of Buyer’s purchase of Model 737-624 Aircraft, Boeing *** at the time of delivery of each such Aircraft ***, a *** in an *** (as *** described in

P.A. No. 1951		SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

United Airlines, Inc.

6-1162-GOC-131R13 Page 3

Article *** of the Agreement) The *** is subject to the *** as *** the *** at *** of delivery and may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery.

1.4 Model 737-524 Aircraft. In consideration of Buyer’s purchase of Model 737-524 Aircraft, Boeing *** at the time of delivery of each such Aircraft ***, a *** in an *** (as *** is described in Article *** of the Agreement). The *** is subject to the *** as *** the *** at *** of delivery and may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery.

1.5 Model 737-324 Aircraft. Should Buyer elect to ***, Boeing *** at the time of delivery of each such Aircraft a *** in an *** (as *** is described in Article *** of the Agreement). The *** is subject to the *** as *** the *** at *** of delivery and may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery.

1.6 Model 737-924 Aircraft. In consideration of Buyer’s purchase of Model 737-924 Aircraft, Boeing *** at the time of delivery of each such Aircraft ***, and Model 737-924 *** as defined in Letter Agreement 6-1162-GOC-136, *** in an *** of the *** (the 737-924 ***). The 737-924 *** is subject to the *** as *** the *** at *** of delivery. The 737-924 *** is *** of ***, the 737-924 *** and the 737-924 ***.

The 737-924 *** shall be *** (not less than *** and not to exceed the 737-924 ***) *** (as defined below). Such 737-924 *** may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery of the applicable Aircraft.

The 737-924 *** shall be *** the 737-924 *** the *** of the 737-924 ***. The 737-924 *** may be used by *** for the *** from Boeing of *** delivered any time after the *** of such 737-924 *** where Boeing (or an wholly owned subsidiary) *** a *** of *** to Buyer. The 737-924 *** shall be ***, provided that such amount with respect to any Aircraft may be *** or *** to any *** to the Aircraft *** upon *** of *** at least *** days prior to delivery of such Aircraft.

Each 737-924 *** shall be *** by Boeing, ***, until *** the *** of a new Boeing aircraft. If any 737-924 *** has not been *** the *** of a New Boeing Aircraft on or prior to ***, such *** will be *** to a ***. The *** for *** will be *** as *** per each ***, or portion thereof, of each *** 737-924 ***. The *** for *** will be *** as *** per each ***, or portion thereof, of each *** 737-924 ***. The *** of the *** may be changed by mutual agreement by Boeing and Buyer.

Boeing will not *** for Buyer’s *** to *** a 737-924 *** for any reason, including but not limited to any ***, whether *** or not.

P.A. No. 1951		SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

United Airlines, Inc.

6-1162-GOC-131R13 Page 4

In consideration of Buyer’s acceptance of revisions to Letter Agreement 6-1162-MMF-311R4, “***”, and in consideration of Buyer’s acceptance of the inclusion of *** in Exhibit A-5, “Aircraft Configuration Relating to Boeing Model 737-924 Aircraft”, Boeing shall *** at the time of delivery of each of the *** 737-924 Aircraft, a *** in ***, expressed in ***. The *** is subject to the *** as *** the *** at *** of delivery and may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery.

1.7 737-924ER Aircraft ***.

Boeing has introduced the 737-900 extended range aircraft (the 737-924ER Aircraft). In consideration of Buyer’s purchase of Model 737-924ER Aircraft, Boeing shall *** at the time of delivery of each such Aircraft, a ***. The *** is subject to the *** that will be *** the 737-924ER *** at time of delivery and may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery of the concerned 737-924ER Aircraft.

1.8 ***.

For Model 737-724, 737-824, and 737-924ER Aircraft delivering in the years specified as follows, Boeing shall *** at the time of delivery of each such Aircraft ***, a ***:

Model	Applicable Delivery Year	***
737-724	***	***
737-824	***	***
737-824	***	***
737-824	***	***
737-924ER	***	***

The *** is subject to the *** as *** the *** at time of delivery. Such *** may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery of the applicable Aircraft. The *** may not, however, be used for the ***.

***

1.9 ***.

Specifically only to the *** Model 737-*** Aircraft ***, Boeing shall *** at the time of delivery of each such Aircraft, a *** in an ***.

P.A. No. 1951		SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

United Airlines, Inc.

6-1162-GOC-131R13 Page 5

The *** is subject to the *** as *** the *** at time of delivery. Such *** may be used by *** for the *** of Boeing *** and *** or *** to the *** at the time of delivery of the applicable Aircraft. The *** may not, however, be used for the ***.

1.10 ***.

For Buyer’s 737NG fleet, as well as any 737NG Aircraft delivering to Buyer before the ***.

1.11 ***.

In consideration of Buyer purchasing *** model 737-*** Aircraft ***, Boeing will *** a *** on ***, in the ***. The *** may be used for the *** of Boeing *** and *** (not including ***).

1.12 737-900ER ***.

In consideration of Customer purchasing *** model 737-*** Aircraft ***, Boeing will *** to Buyer a *** at delivery of each 737-900ER aircraft ***737-900ER ***. The 737-900ER *** is *** in ***, and will be *** the scheduled month of the respective 737-900ER aircraft delivery pursuant to the *** set forth in *** for such aircraft. The 737-900ER *** may, at the election of Buyer, be (i) *** against the *** of the respective aircraft at the time of delivery, or (ii) used for the *** of other Boeing *** and *** (but shall not be ***).

1.13 ***.

In consideration of Buyer purchasing *** model 737-*** Aircraft ***, Boeing will *** to Buyer a *** at delivery of each ***, which are scheduled to deliver after ***. The *** is ***, and will be *** the scheduled month of the respective *** aircraft delivery pursuant to the *** set forth in the *** for such aircraft. At the election of Buyer, the *** may be (i) *** against the *** of the respective aircraft at the time of delivery, or (ii) used for the *** of other Boeing *** and *** (but shall not be ***).

P.A. No. 1951		SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

United Airlines, Inc.

6-1162-GOC-131R13 Page 6

2.	*** Advance Payment Schedule.

2.1 Firm Aircraft. Notwithstanding the *** of the Agreement, Buyer ***, for Aircraft on firm order ***.

***

2.2 Option Aircraft and follow-on Firm Aircraft. Notwithstanding the *** of the Agreement, Buyer *** for all Option Aircraft and follow-on Firm Aircraft.

***

3.	Advance Payment ***.

3.1 Buyer agrees that if there is *** under (i) the Purchase Agreement ***, then Boeing may, with ten calendar days written notice *** the Purchase Agreement ***.

3.2 In the event Boeing ***.

3.3 For all purposes of this Article 3, including without limitation, ***.

3.4 Notwithstanding Article 3.1, Boeing ***.

4.	*** Advance Payments.

4.1 *** Firm Aircraft. Buyer agrees to *** of this Letter Agreement at a ***. Such ***

4.2 *** Firm Aircraft Serial Numbers: 37101, 36599, 33537, 36600, 31659, 37102. Boeing agrees to ***.

4.2 *** Firm Aircraft Incorporated by Supplemental Agreement 5. Buyer agrees to *** pursuant to Article 2.1 of this Letter Agreement for ***.

4.3 Interest Rate for Firm Aircraft Incorporated by Supplemental Agreement 57, delivering ***. Buyer agrees to *** pursuant to Article 2.1 of this Letter Agreement ***.

4.4 *** 737 Aircraft Delivering in ***. Buyer agrees to *** pursuant to Article 2.3 of this Letter Agreement for Aircraft with scheduled deliveries in ***. For all 737-*** Aircraft with scheduled delivery dates *** Article 4.3 of this Letter Agreement.

P.A. No. 1951		SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

United Airlines, Inc.

6-1162-GOC-131R13 Page 7

4.5 *** Option Aircraft. Buyer agrees to *** pursuant to Article 2.2 of this Letter Agreement ***.

4.6 Delivery ***. If the delivery of any Aircraft ***, then *** in respect of such Aircraft *** delivery of the Aircraft. *** set forth in Article 3.1 of this Letter Agreement ***, the delivery date of the Aircraft ***.

4.7 Boeing ***. Boeing shall *** to Buyer, not less than *** days prior to the *** for each Aircraft *** with respect to other aircraft in other purchase agreements between Buyer and Boeing.

5.	Option Aircraft.

5.1 Option ***. *** a Model 737-624, 737-724, 737-824, 737-924 or 737-924ER Option Aircraft.

5.2 Option Aircraft ***. *** Boeing agrees that the *** Option Aircraft.

6. ***.

6.1 Model 737-*** Aircraft. Buyer *** Model 737-*** Aircraft *** delivering in *** or later. Buyer’s *** Boeing *** delivery of each Aircraft.

6.2 Model 737-*** Aircraft. Buyer *** Model 737-*** Aircraft delivering in *** or later. Buyer’s *** Boeing *** delivery of each Aircraft.

6.3 Model 737-*** Aircraft. Buyer *** Model 737-*** Aircraft. Buyer’s *** delivery of each Aircraft *** the Model 737-***. If *** the Model 737-*** the Model 737-***. NOTE – as Boeing *** the Model 737-***, this Article 6.3 is no longer applicable.

6.4 Model 737-*** Aircraft. Buyer *** Model 737-***Aircraft delivering in *** or later, or prior to *** if mutually agreed. Buyer’s *** Boeing *** delivery of each Aircraft. *** the 737-*** acceptable if mutually agreed by both parties.

6.5 Model 737-*** Aircraft. Buyer *** Model *** Aircraft. Buyer’s *** to delivery of each Aircraft. *** be acceptable if mutually agreed by both parties.

6.6 *** Model 737-824 Aircraft. *** Model 737-824 Aircraft *** delivery of each Model 737-824 Aircraft. *** Model 737-824 Aircraft.

6.7 *** Model 737-924ER Aircraft. *** Model 737-924ER Aircraft *** delivery of each Model 737-924ER Aircraft. *** Model 737-924ER Aircraft.

P.A. No. 1951		SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

United Airlines, Inc.

6-1162-GOC-131R13 Page 8

6.8 *** Aircraft. Boeing and Buyer agree that for *** Aircraft scheduled for delivery between *** and ***, a copy of which has been sent to Buyer.

7.	Assignment of ***.

Buyer may not assign the *** described in this Letter Agreement without Boeing’s prior written consent ***.

8.	Confidential Treatment.

Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Buyer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. CAL-PA-1951-LA-1209110.

Very truly yours,

THE BOEING COMPANY

By	/s/ Patrick McKelvey
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date: May 26, 2015

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance, Procurement and Treasurer

P.A. No. 1951		SA 63
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CAL-PA-1951-LA-1209037R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

Reference:	Purchase Agreement No. PA-1951 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement CAL-PA-1951-LA-1209037R1 (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes letter agreement CAL-PA-1951-LA-1209037.

1.	Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

***

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement with scheduled deliveries in July 2013 and on as of the date of this Letter Agreement ***.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.	***.

4.1 If the *** forecast, as set forth in Article 3 above, ***, as set forth in Attachment B, *** any Program Aircraft that is *** such *** forecast, as set forth in Attachment A, then Boeing shall issue an *** Notice to the Customer *** set forth in Attachment A. Such *** Notice shall, ***, either:

4.1.1*** for such affected Program Aircraft *** as set forth in Attachment B; or

CAL-PA-1951-LA-1209037R1	SA-63
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.1.2 provide Customer with the *** as set forth in Attachment B and the *** determined in accordance with ***; or

4.1.3 provide Customer with the *** as set forth in Attachment B, with Boeing and Customer *** as set forth in Attachment B ***.

4.1.4 In the event that Boeing *** the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.

4.2 If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** days of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** Customer *** for the *** Program Aircraft.

4.2.1 Within *** days of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** written notice to Customer to *** related to such *** Program Aircraft *** by Customer.

4.2.2 Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be *** in accordance with Article 4.1.2.

4.3 In the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.

5.	***.

5.1 If the *** forecast, as set forth in Article 3, *** any Program Aircraft *** as set forth in Attachment B and *** as set forth in Attachment B, *** for such Program Aircraft *** as set forth in Attachment B *** as set forth in Attachment B ***.

5.2 In the event the *** at *** of a Program Aircraft subject to Article 5.1 above, *** applicable to such Program Aircraft will be determined pursuant to Article 6 below.

6.	***.

If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** any Program Aircraft *** such *** forecast, as set forth in Attachment A, then such *** applicable to such Program Aircraft ***:

6.1 If the *** of a Program Aircraft, *** as set forth in Attachment B for such Program Aircraft, then the *** for such Program Aircraft.

6.2 If the *** of a Program Aircraft, *** as set forth in Attachment B for such Program Aircraft, then the *** for such Program Aircraft *** as set forth in Attachment B.

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7.	Applicability to ***.

The *** identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be *** established in this Letter Agreement for such Program Aircraft *** provisions of the Purchase Agreement ***.

8.	Assignment.

*** this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer understands that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R4.

THE BOEING COMPANY

By	/s/ Patrick McKelvey
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	May 26, 2015

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance, Procurement and Treasurer

CAL-PA-1951-LA-1209037R1	SA-63
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***
***	***	***
***	***	***
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***	***	***

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ATTACHMENT B

*** Factors – ***

July 2005 Base Year ***

***	***	***	***	***
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